SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  January 24, 1995

                          PETRIE STORES CORPORATION
             (Exact Name of Registrant as Specified in Charter)

       New York                       1-6166                36-213-7966
    (State or Other Jurisdiction of  (Commission)        (I.R.S. Employer
    Incorporation)                   File Number)        Identification No.)

    70 Enterprise Avenue, Secaucus, New Jersey                         07094
    (Address of Principal Executive Offices)                         (Zip Code)

    Registrant's telephone number, including area code          (201) 866-3600

                                    N/A
    (Former Name or Former Address, if Changed Since Last Report)


          Item 2.   Acquisition or Disposition of Assets.

                    On January 24, 1995, Petrie Stores Corporation, a New York corporation ("Petrie") exchanged (the "Exchange") with Toys "R" Us, Inc., a Delaware corporation ("Toys 'R' Us"), 39,853,403 shares of Toys "R" Us common stock, par value $.10 per share ("Toys Common Stock"), held by Petrie, plus $165 million in cash, for 42,076,420 shares of Toys Common Stock. The consummation of the Exchange was pursuant to the terms of an Acquisition Agreement, dated as of April 20, 1994 (the "Acquisition Agreement"), as amended as of May 10, 1994, between Petrie and Toys "R" Us, which provided that on the closing date of the Exchange, Petrie transfer all of the shares of Toys Common Stock held by it and an amount of cash not in excess of $250,000,000 for a number of shares of Toys Common Stock equal to (a) the number of shares of Toys Common Stock held by Petrie, less 3,326,699 shares, plus (b) such amount of cash divided by the market value of a share of Toys Common Stock on the ten trading days next preceding the second trading day prior to the closing date of the Exchange.

                    All of the shares of Toys Common Stock
          transferred by Petrie had been purchased with funds from the general working capital of Petrie. The cash transferred by Petrie was obtained from the net proceeds of the sale, on December 9, 1994, of Petrie's and its subsidiaries' retail store operations to PS Stores Acquisition Corp., a Delaware corporation ("PS Stores").

                    Simultaneously with the consummation of the Exchange, Petrie delivered 3,493,450 shares of the Toys Common Stock that it received in the Exchange into an escrow account (the "Escrow Account") pursuant to the terms of an Escrow Agreement, dated as of January 24, 1995, between Petrie and Custodial Trust Company, as Escrow Agent (the "Escrow Agreement"). The shares placed into the Escrow Account pursuant to the Escrow Agreement secure the payment of any of Petrie's liabilities arising
          (x) under (i) the Acquisition Agreement, (ii) the Seller Indemnification Agreement, dated as of December 9, 1994, among Petrie, Toys "R" Us, PS Stores, certain subsidiaries of PS Stores and Petrie Retail, Inc., a Delaware corporation, (iii) the Stock Purchase Agreement, dated as of August 23, 1994 and amended on November 3, 1994, by and between Petrie and WP Investors, Inc., a Delaware corporation (the "Stock Purchase Agreement"), and (y) otherwise.

                    In addition, Petrie delivered 2,724,406 shares of Toys Common Stock into a collateral account (the "Collateral Account") pursuant to the terms of an Amended and Restated Cash Collateral and Pledge Agreement, dated as of December 9, 1994, as amended as of January 24, 1995, among Petrie, PS Stores, certain subsidiaries of PS Stores, and Custodial Trust Company, as Collateral Agent (the "Amended and Restated Cash Collateral Agreement"). The shares placed into the Collateral Account pursuant to the Amended and Restated Cash Collateral Agreement secure the payment of any of Petrie's liabilities arising under
          (i) the Stock Purchase Agreement and (ii) the Cross-Indemnification and Procedure Agreement, dated as of December 9, 1994, between Petrie and PS Stores.

                    The shares of Toys Common Stock presently held by Petrie will be distributed to Petrie's shareholders, except for such shares as are retained to provide for the payment of Petrie's present and future actual and contingent liabilities. Petrie presently anticipates that its board of directors will meet during the next sixty days to determine the size of an initial distribution of the shares to its shareholders and to set a record date for such distribution.

                    Prior to distributing the shares to Petrie's shareholders, Petrie intends to enter into a hedge arrangement with a financial institution pursuant to which Petrie will put into place an arrangement which will hedge the value of the shares in the Escrow Account and the Collateral Account. Petrie has agreed with Toys "R" Us, pursuant to a letter agreement, dated as of January 24, 1995 (the "Side Letter Agreement"), that until such time as a hedge arrangement reasonably satisfactory to Toys "R" Us is in place, it will retain either $177,500,000 in cash or shares of Toys Common Stock having a market value (as of January 20, 1995) of at least $355,000,000 (12,401,747 shares). As indicated
          above, Petrie does not presently anticipate that there will be any distribution of shares to its shareholders prior to the hedge arrangement being finalized.

                    The foregoing is qualified in its entirety by reference to the full text of the Acquisition Agreement, the Escrow Agreement, the Amended and Restated Cash Collateral Agreement and the Side Letter Agreement. The Acquisition Agreement was previously filed as an exhibit to Petrie's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 22, 1994, and is incorporated herein by reference. A copy of the Escrow Agreement is filed as Exhibit 10.1 to this Report and is incorporated herein by reference. A copy of the Amended and Restated Cash Collateral Agreement is filed as Exhibit 10.2 to this Report and is incorporated herein by reference. A copy of the Side Letter Agreement is filed as Exhibit 10.3 to this Report and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (c)  Exhibits.

          Exhibit No.    Description

            10.1 Escrow Agreement, dated as of January 24, 1995, between Petrie and Custodial Trust
                         Company, as Escrow Agent

            10.2 Amended and Restated Cash Collateral and Pledge Agreement, dated as of December 9, 1994, as amended as of January 24, 1995, among Petrie, PS Stores, certain subsidiaries of PS Stores, and Custodial Trust Company, as Collateral Agent

            10.3 Side Letter Agreement, dated as of January 24, 1995, between Petrie and Toys "R" Us


          Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  February 1, 1995

                                 PETRIE STORES CORPORATION

                                 By: /s/ Hilda Kirschbaum Gerstein
                                    Name: Hilda Kirschbaum Gerstein
                                    Title: President and Chief
                                           Executive Officer



          Exhibit Index

          Exhibit                  Description

          10.1                     Escrow Agreement, dated as of
                                   January 24, 1995, between Petrie
                                   and Custodial Trust Company, as
                                   Escrow Agent

          10.2 Amended and Restated Cash Collateral and Pledge Agreement, dated as of December 9, 1994, as amended as of January 24, 1995, among Petrie, PS Stores, certain subsidiaries of PS Stores, and Custodial Trust Company, as
                                   Collateral Agent

          10.3                     Side Letter Agreement, dated as
                                   of January 24, 1995, between
                                   Petrie and Toys "R" Us